EXHIBIT 15.1

               LETTER RE: UNAUDITED INTERIM FINANCIAL INFORMATION

  We are aware of the incorporation by reference in the Registration Statements and related Prospectuses of our report dated January 24, 2000, relating to the unaudited consolidated condensed interim financial statements of STERIS Corporation and Subsidiaries that are included in its Form 10-Q for the quarter ended December 31, 1999:

     Registration
       Number                                           Description                                            Filing Date
-------------------      -----------------------------------------------------------------------      ---------------------------
   333-65155               Form S-8 Registration Statement -- STERIS                                    October 1, 1998
                           Corporation Long Term Incentive Stock Plan

   333-55839               Form S-8 Registration Statement -- Nonqualified Stock                        June 2, 1998
                           Option Agreement between STERIS Corporation and
                           John Masefield and the Nonqualified Stock Option
                           Agreement between STERIS Corporation and Thomas
                           J. DeAngelo

   333-32005               Form S-8 Registration Statement -- STERIS                                    July 24, 1997
                           Corporation 1997 Stock Option Plan

   333-06529               Form S-3 Registration Statement -- STERIS                                    June 21, 1996
                           Corporation

   333-01610               Post-effective Amendment to Form S-4 on Form S-8 --                          May 16, 1996
                           STERIS Corporation

   33-91444                Form S-8 Registration Statement -- STERIS                                    April 24, 1995
                           Corporation 1994 Equity Compensation Plan

   33-91442                Form S-8 Registration Statement -- STERIS                                    April 24, 1995
                           Corporation 1994 Nonemployee Directors Equity
                           Compensation Plan

   33-55976                Form S-8 Registration Statement -- STERIS                                    December 21, 1992
                           Corporation 401(k)Plan

   33-55258                Form S-8 Registration Statement -- STERIS                                    December 4, 1992
                           Corporation Amended and Restated Non-Qualified
                           Stock Option Plan

  Pursuant to Rule 436(c) of the Securities Act of 1933 our reports are not a part of the registration statement prepared or certified by accountants within the meaning of Section 7 or 11 of the Securities Act of 1933.

                                                           Ernst & Young LLP

   Cleveland, Ohio
   February 11, 2000